UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

FOREST LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Forest Laboratories, Inc.

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Welcome

Welcome to our website. Here you can find information pertaining to Forest Laboratories, Inc. and our 2011 Annual Meeting of Stockholders, which will be held on Thursday, August 18, 2011 in New York, New York. The votes of Forest stockholders are very important at this critical juncture in the Company's history.

Your Board has nominated 10 highly qualified candidates to serve on Forest's Board, including 7 incumbent directors and 3 new independent nominees. If elected, our nominees are committed to representing the best interests of all Forest stockholders, and your Board urges you to vote FOR Forest's entire slate by using the WHITE proxy card that you have received from Forest.

You can find voting instructions, biographies of our nominees, relevant letters to stockholders, our proxy statement and any amendments or supplements to it, and other useful information on this website. We encourage you to read all the materials carefully.

We thank you for your support.

Press Releases

08.16.11 Forest Laboratories Sends Open Letter To Shareholders

08.15.11 Forest Laboratories Sends Open Letter to Shareholders

more >

Shareholder Letters

08.11.11 August 11th Shareholder Letter

08.05.11 August 5th Shareholder Letter

08.01.11 August 1st Shareholder Letter

07.18.11 July 18th Shareholder Letter

more >

Presentations & Materials

08.15.11 Supplemental Disclosure and Copy of John Hawley Trust NY Complaint

08.11.11 Forest Labs – Key Considerations for Shareholders

08.08.11 Forest Labs – We Believe Icahn's Nominees are Conflicted

more >

SEC Filings

08.16.11 Forest Laboratories Sends Open Letter To Shareholders

08.15.11 Updates to Website

08.15.11 Supplemental Disclosure and Copy of John Hawley Trust NY Complaint

more >

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

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Press Releases

Date	Title	PDF
08.15.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.15.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.11.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.10.2011	ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting	
08.10.2011	ISS Recommends Forest Shareholders Vote For Company's Entire Slate of Ten Board Nominees	
08.08.2011	Forest Laboratories Sends Letter to Shareholders	
08.05.2011	HHS-OIG Drops Potential Action Against Forest CEO Howard Solomon	
08.05.2011	Forest Laboratories Issues Statement Regarding Litigation with Icahn	
08.01.2011	Forest Laboratories Sends Letter to Shareholders	
07.28.2011	Forest Laboratories Files Investor Presentation	
07.18.2011	Forest Laboratories Files Definitive Proxy Materials For Annual Meeting To Be Held On August 18, 2011	
07.13.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	
06.13.2011	Forest Laboratories Receives Notice of Director Nominations

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Press Releases

Date	Title	PDF
08.16.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.15.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.11.2011	Forest Laboratories Sends Open Letter To Shareholders	
08.10.2011	ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting	
08.10.2011	ISS Recommends Forest Shareholders Vote For Companys Entire Slate of Ten Board Nominees	
08.08.2011	Forest Laboratories Sends Letter to Shareholders	
08.05.2011	HHS-OIG Drops Potential Action Against Forest CEO Howard Solomon	
08.05.2011	Forest Laboratories Issues Statement Regarding Litigation with Icahn	
08.01.2011	Forest Laboratories Sends Letter to Shareholders	
07.29.2011	Forest Laboratories Files Investor Presentation	
07.19.2011	Forest Laboratories Files Definitive Proxy Materials For Annual Meeting To Be Held On August 18, 2011	
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	
06.13.2011	Forest Laboratories Receives Notice of Director Nominations	

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

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Press Releases

Forest Laboratories Sends Open Letter To Shareholders

Recommends Shareholders Vote the WHITE Proxy Card For All Forest Nominees

NEW YORK, August 16, 2011 — Forest Laboratories, Inc. (NYSE: FRX) ("Forest") today sent the following open letter to all Forest shareholders in connection with the Company's Annual Meeting, which will be held on August 18, 2011.

August 16, 2011

Dear Fellow Shareholders,

The Forest Annual Meeting will be held in less than three days, on Thursday, August 18, 2011 at 10:00 am EDT. How you vote at this meeting will be critical to your investment and the future of your Company. You have the opportunity to support Forest and our ten talented and extremely experienced Board nominees, each of whom is committed to building value for **all** our shareholders and are the **most** qualified to lead this company forward. We are writing to ask for your support – which you can deliver by voting the WHITE card.

We always welcome constructive input from our shareholders, and over the past few weeks, we have had the opportunity to meet with many of you and engage in thoughtful and productive conversations concerning the future of our company. We have learned a great deal throughout this process and sincerely appreciate the honest and helpful feedback we have received. The entire Forest Board is wholeheartedly committed to delivering value for shareholders and to upholding the highest standards of corporate governance – and we are taking some additional steps to underscore these commitments.

Forest Announces New Accelerated Share Repurchase Program

Yesterday, Forest announced its intention to repurchase an additional $350 million of its shares under an accelerated share repurchase program. This is in addition to the two $500 million accelerated share repurchases implemented in the last 14 months and the $4.4 billion of capital that Forest already has returned to shareholders through repurchases over the past five years.

Over the years, Forest has allocated capital efficiently, maintaining a strong balance sheet that has enabled the Company to return significant capital to shareholders while building one of the deepest, diversified and

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Over the years, Forest has allocated capital efficiently, maintaining a strong balance sheet that has enabled the Company to return significant capital to shareholders while building one of the deepest, diversified and most promising product portfolios in the industry. Forest has maintained a disciplined and measured approach, including acquiring Clinical Data and Novexel in the last two fiscal years – both of which have meaningfully strengthened and diversified our late-stage pipeline. As we look towards the future, we expect our ongoing flexibility will continue to provide us with the ability to pursue additional promising opportunities as they arise in the marketplace.

Continued Enhancement of Our Corporate Governance Practices

At Forest we have always taken pride in our corporate governance and continually look for new ways to improve our practices. That is why – in addition to our three new, independent nominees, who we anticipate will make significant contributions to our Board and serve on key committees – we have decided to recommend that our board make a commitment, which would be part of our Corporate Governance Guidelines, to consult at least once per year with leading corporate governance experts to stay abreast of best practices and consider how they might apply to Forest. Our Nominating and Corporate Governance Committee – comprised of independent directors – will select the appropriate experts, consult with them, and make recommendations to the full Board regarding any reforms that should be enacted. We believe this reflects our Board's serious and long-term commitment to maintaining a culture of good corporate governance on our Board and ethics and integrity throughout our Company.

TIME IS SHORT – SHOW YOUR SUPPORT FOR FOREST'S NOMINEES – VOTE THE WHITE PROXY CARD BY TELEPHONE OR INTERNET TODAY!

We look forward to seeing many of you at the meeting on Thursday. If you are unable to attend, you can still support your Board by voting the **WHITE** proxy card by telephone or internet **TODAY**. We also urge you to **DISCARD ANY GOLD PROXY CARD** sent to you by Carl Icahn. If you have already returned a gold proxy card, you can change your vote by internet or phone, using the information on your **WHITE** proxy card. Only your latest dated proxy card will be counted.

Shareholders who have questions or need assistance voting their shares can e-mail frxproxy@mackenziepartners.com or call MacKenzie Partners toll-free at (800) 322-2885.

On behalf of Forest's Board of Directors, we thank you for your continued support.

Sincerely,

/s/

Howard Solomon

Chairman of the Board and Chief Executive Officer

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Howard Solomon

Chairman of the Board and Chief Executive Officer

/s/

Kenneth Goodman
Presiding Independent Director

Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories' Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.

Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories' 2011 Annual Meeting. On July 10, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the "Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at Forest Laboratories' website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

MacKenzie Partners
105 Madison Avenue
New York, NY 10016

frxproxy@mackenziepartners.com

I:6 For.,.t l .borator” Sen<k Open lottor To Sh“oh,. D .if Forest laoor, tor ie’ Ser>d, Open lotter To SI1. re“idd.,::’jForest 2011 Annu, ‘ Moeting — Wir><!ow> Intemet Expl,,”,r p1“O’Iide<l by SARD . • Hal- ‘” I @O. ·I.@.. http,l!www.l n0:2011, nnu. lmoetin9,( om ·’pr.,.,-rolo. ,”;10 r.,.t-i.lborat orie> ,ond, -opon-lottor-to -5I1 , rohold=-3/ • s “ X ~t Googie p • , rue Edit Viow F.vorit.,. Tool, Holp • or need iMd,l ional copi es ofrne pro;<ymaterials, please conract MacKenzie Partners 105Madison Avenue New Yorl<.NY10016 fr>:pro>:y@mackenziepa rtners .com (212) 929-5500 (Call Collect) or TOlL-fREE (800) 322- 2885 Investor Contact FrankJ. Murdolo Vice Pres ident — Investor Relations, Forest Laboratories, Inc 1-212 -224-671 4 Frank.Murdolo@frI.com MOO.. Contact” Sard Verbinnen & Co Hugh BumslRenee SotOlLesley B o ~ da n ow 1-21 2-687-808() AdM”,n“nvestor Contael “ MacKenzie Partners Dan Burch 1-2 12-929—5748 Chart ie Koons 1-21 2-929-57M ... PRE5S RELEASES SAAREOOLDER LETT ERS PR ES E ~TA TIONS “ “‘ATERIALS OUR fIDM lNEES PROXY .TERI”‘-S 5 EC F1l1 ~GS CON TAC T

FOREST LABORATORIES SENDS OPEN LETTER TO SHAREHOLDERS
Recommends Shareholders Vote the WHITE Proxy Card For All Forest Nominees
NEW YORK, August 16, 2011 — Forest Laboratories, Inc. (NYSE: FRX) (“Forest”) today sent the following open letter to all Forest shareholders in connection with the Company’s Annual Meeting, which will be held on August 18, 2011.
August 16, 2011
Dear Fellow Shareholders,
The Forest Annual Meeting will be held in less than three days, on Thursday, August 18, 2011 at 10:00 am EDT. How you vote at this meeting will be critical to your investment and the future of your Company. You have the opportunity to support Forest and our ten talented and extremely experienced Board nominees, each of whom is committed to building value for all our shareholders and are the most qualified to lead this company forward. We are writing to ask for your support — which you can deliver by voting the WHITE card.
We always welcome constructive input from our shareholders, and over the past few weeks, we have had the opportunity to meet with many of you and engage in thoughtful and productive conversations concerning the future of our company. We have learned a great deal throughout this process and sincerely appreciate the honest and helpful feedback we have received. The entire Forest Board is wholeheartedly committed to delivering value for shareholders and to upholding the highest standards of corporate governance — and we are taking some additional steps to underscore these commitments.
Forest Announces New Accelerated Share Repurchase Program
Yesterday, Forest announced its intention to repurchase an additional $350 million of its shares under an accelerated share repurchase program. This is in addition to the two $500 million accelerated share repurchases implemented in the last 14 months and the $4.4 billion of capital that Forest already has returned to shareholders through repurchases over the past five years.
Over the years, Forest has allocated capital efficiently, maintaining a strong balance sheet that has enabled the Company to return significant capital to shareholders while building one of the deepest, diversified and most promising product portfolios in the industry. Forest has maintained a disciplined and measured approach, including acquiring Clinical Data and Novexel in the last two fiscal years — both of which have meaningfully strengthened and diversified our late-stage pipeline. As we look towards the future, we expect our ongoing flexibility will continue to provide us with the ability to pursue additional promising opportunities as they arise in the marketplace.
Continued Enhancement of Our Corporate Governance Practices
At Forest we have always taken pride in our corporate governance and continually look for new ways to improve our practices. That is why — in addition to our three new, independent nominees, who we anticipate will make significant contributions to our Board and serve on key committees — we have decided to recommend that our board make a commitment, which would be part of our Corporate Governance Guidelines, to consult at least once per year with leading corporate governance experts to stay abreast of best practices and consider how they might apply to Forest. Our Nominating and Corporate Governance Committee — comprised of independent directors — will select the appropriate experts, consult with them, and make recommendations to the full Board regarding any reforms that should be enacted. We believe this reflects our Board’s serious and long-term commitment to maintaining a culture of good corporate governance on our Board and ethics and integrity throughout our Company.
TIME IS SHORT — SHOW YOUR SUPPORT FOR FOREST’S NOMINEES — VOTE
THE WHITE PROXY CARD BY TELEPHONE OR INTERNET TODAY!
We look forward to seeing many of you at the meeting on Thursday. If you are unable to attend, you can still support your Board by voting the WHITE proxy card by telephone or internet TODAY. We also urge you to DISCARD ANY GOLD PROXY CARD sent to you by Carl Icahn. If you have already returned a gold proxy card, you can change your vote by internet or phone, using the information on your WHITE proxy card. Only your latest dated proxy card will be counted.
Shareholders who have questions or need assistance voting their shares can e-mail frxproxy@mackenziepartners.com or call MacKenzie Partners toll-free at (800) 322-2885.
On behalf of Forest’s Board of Directors, we thank you for your continued support.
Sincerely,
/s/

Howard Solomon
Chairman of the Board and Chief Executive Officer
/s/
Kenneth Goodman
Presiding Independent Director
Forward Looking Information
Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, changes in laws and regulations affecting the healthcare industry and the risk factors listed from time to time in Forest Laboratories’ Annual Reports on Form 10-K (including the Annual Report on form 10-K for the fiscal year ended March 31, 2011), Quarterly Reports on Form 10-Q, and any subsequent SEC filings.
Important Additional Information
Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2011 Annual Meeting. On July 18, 2011, Forest Laboratories filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix B thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, NY 10016
frxproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

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SEC Filings

Date	Title	Type
08.16.2011	Forest Laboratories Sends Open Letter To Shareholders	DEFA14A
08.15.2011	Updates to Website	DEFA14A
08.15.2011	Supplemental Disclosure and Copy of John Hawley Trust NY Complaint	DEFA14A
08.15.2011	Forest Laboratories Sends Open Letter To Shareholders	DEFA14A
08.12.2011	Updates to Website	DEFA14A
08.11.2011	Updates to Website	DEFA14A
08.11.2011	Letter to Employees	DEFA14A
08.11.2011	Forest Labs – Key Considerations for Shareholders	DEFA14A
08.11.2011	Forest Laboratories Sends Open Letter To Shareholders	DEFA14A
08.11.2011	ISS Recommends Forest Shareholders Vote the Company's White Card at Annual Meeting	DEFA14A
08.10.2011	Updates to Website	DEFA14A
08.10.2011	ISS Recommends Forest Shareholders Vote For Company's Entire Slate of Ten Board Nominees	DEFA14A
08.09.2011	Updates to Website	DEFA14A
08.09.2011	Forest Labs – We Believe Icahn's Nominees are Conflicted	DEFA14A
08.09.2011	Forest Laboratories Sends Letter to Shareholders	DEFA14A

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08.09.2011	Forest Labs – We Believe Icahn's Nominees are Conflicted	DEFA14A
08.08.2011	Forest Laboratories Sends Letter to Shareholders	DEFA14A
08.08.2011	Updates to Website	DEFA14A
08.08.2011	Additional Materials	DEFA14A
08.08.2011	HHS-OIG Drops Potential Action Against Forest CEO	DEFA14A
08.05.2011	Updates to Website	DEFA14A
08.05.2011	Forest Labs – A Leading Pharmaceutical Company	DEFA14A
08.05.2011	Forest Laboratories Issues Statement Regarding Litigation with Icahn	DEFA14A
08.04.2011	Updates to Website	DEFA14A
08.04.2011	Icahn's August 3rd Claims Are Filled With Misrepresentations	DEFA14A
08.01.2011	Updates to Website	DEFA14A
08.01.2011	Forest Laboratories Sends Letter to Shareholders	DEFA14A
07.29.2011	Updates to Website	DEFA14A
07.29.2011	Forest Laboratories Files Investor Presentation	DEFA14A
07.28.2011	Forest Labs – A Leading Pharma Company	DEFA14A
07.28.2011	Updates to Website	DEFA14A
07.25.2011	Letter to Employees	DEFA14A
07.19.2011	Updates to Website	DEFA14A
07.19.2011	Excerpts from Q1 2012 Earnings Call	DEFA14A
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.13.2011	Letter to Shareholders	DEFA14A
07.13.2011	Letter to Employees	DEFA14A

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07.29.2011	Forest Laboratories Files Investor Presentation	DEFA14A
07.28.2011	Forest Labs – A Leading Pharma Company	DEFA14A
07.23.2011	Updates to Website	DEFA14A
07.20.2011	Letter to Employees	DEFA14A
07.19.2011	Updates to Website	DEFA14A
07.19.2011	Excerpts from Q1 2012 Earnings Call	DEFA14A
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.13.2011	Letter to Shareholders	DEFA14A
07.13.2011	Letter to Employees	DEFA14A
07.13.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	DEFA14A
07.13.2011	Forest Laboratories Files Definitive Proxy Materials for Annual Meeting to be Held on August 18, 2011	DEFA14A
07.13.2011	Proxy Statement	DEFC14A
07.12.2011	Letter to our Shareholders	DEFA14A
07.08.2011	Preliminary Proxy Statement	PRER14A
06.21.2011	Preliminary Proxy Statement	PREC14A
06.20.2011	Letter to Employees	DEFA14A
06.13.2011	Forest Laboratories Receives Notice of Director Nominees	DEFA14A

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